CASTLE FOCUS FUND

Supplement Dated November 5, 2010

To the Statement of Additional Information

Dated June 30, 2010

The following paragraph is added to the section ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS on page 6 of the current Statement of Additional Information.

      M. Real Estate Investment Trusts.  The Fund may invest in the securities of real estate investment trusts (REITs).  REITs offer investors greater liquidity and diversification than direct ownership of properties.  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value.  Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements.  Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies.  Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations.  Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.  By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

This supplement, the Prospectus dated June 30, 2010, and the Statement of Additional Information dated June 30, 2010 provide information a prospective investor ought to know before investing and should be retained for future reference.  Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-877-743-7820.